UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-14841	22-2476703
(Commission File Number)	(IRS Employer Identification Number)

One Franklin Plaza, Burlington, New Jersey 08016-4907

(Address of Principal Executive Offices)

(609) 386-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit	Description

99.1	Press Release, dated August 7, 2003.

ITEM	12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2003, the Registrant issued a press release announcing earnings for the quarter ended June 30, 2003. The full text of the press release issued by the Registrant on August 7, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

By:	/s/ Arnold D. Levitt
Name: Title:	Arnold D. Levitt Senior Vice President, Chief Financial Officer

Date: August 7, 2003